SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                          Date of Report: July 24, 1997



                         WESTERN MICRO TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)



         California                   0-11560                  94-2414428
----------------------------        ------------          ---------------------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)             File Number)          Identification Number)



    254 East Hacienda Avenue, Campbell, CA                   95008
   ----------------------------------------               ---------
   (Address of principal executive offices)               (Zip Code)



                                 (408) 379-0177
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


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Item 5.   Other Events.
          ------------

          On July 24, 1997, Western Micro Technology, Inc. issued a press release attached hereto as Exhibit 99.1 with respect to its financial results for the quarter ended June 30, 1997. The press release, including Western Micro Technology, Inc.'s comparative unaudited statements of income for the three - and nine - month periods ended June 30, 1997, are incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (a)   Exhibits.

                99.1     Press Release dated July 24, 1997.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  July 24, 1997

                                                 WESTERN MICRO TECHNOLOGY, INC.



                                                 By       /s/ James W. Dorst
                                                    ----------------------------
                                                            James W. Dorst
                                                        Chief Financial Officer


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                                  EXHIBIT INDEX
                                  -------------


      Exhibit No.         Description
      -----------         -----------

         99.1             Press Release dated July 24, 1997.



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